Seligman Quality Municipal Fund, Inc.
                                   MANAGED BY

                                      J&WS

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                        Investment Managers and Advisors
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017

                                                                    CESQF3a 1/98



                                    SELIGMAN
                                --------*--------
                                     QUALITY
                                --------*--------
                                    MUNICIPAL
                                   FUND, INC.

                                     [PHOTO]

                                      J&WS

                              FIRST QUARTER REPORT
                                JANUARY 31, 1998

To the Stockholders

Seligman Quality Municipal Fund posted strong investment results in its first fiscal quarter ended January 31, 1998. Even as the rate of economic growth accelerated in the fourth calendar quarter of 1997, inflation remained surprisingly low, supporting the lasting rally in the municipal bond market. As a result, the Fund's overall investment results improved as yields declined further and bond prices appreciated.

   The municipal bond market rally was maintained in the last three months because of the positive domestic environment, including low inflation, a reduced federal budget deficit, and improved municipal tax receipts. The optimism of market participants was further supported by the Federal Reserve Board's decision to leave interest rates unchanged. The yield on the Bond Buyer 20-Bond General Obligation Index, a benchmark for the municipal bond market, continued its decline in the quarter, falling to 5.11% on January 31, 1998 -- lower than its 5.35% yield on October 31, 1997.

   Although the economy has continued to grow, it has become difficult to forecast whether the robust pace can be sustained due to the Asian financial crisis. While producer and consumer prices currently reflect the beneficial aspects of increased productivity and global competition, employers still face a historically tight labor market and rising wages. Overall, we expect a slight reduction in the rate of economic growth in 1998. However, the sum of the effects of the Asian crisis on the US economy remains unclear at this time.

   Going forward, we anticipate that the equity markets will remain volatile, which could make the municipal bond market's relative stability particularly attractive to concerned investors. Additionally, municipal securities continue to offer a significant yield advantage when compared to the after-tax returns of other fixed-income investments.

   As mentioned in the 1997 Annual Report, the Fund's Board of Directors approved a reduction in the monthly dividend paid to Common Stockholders from $0.0782 per share to $0.0750 per share effective in January 1998.

   The principal reason for this decision was the continued narrow spread between the Fund's earnings from its investment portfolio and the dividend rate paid on its preferred stock. Based on current market conditions, a portion of future dividends paid to Common Stockholders will continue to be taxable as ordinary income. The Portfolio Manager's interview on page 2 contains further discussion regarding investment strategies that seek to maintain the Fund's current dividend yield.

   We thank you for your continued interest in Seligman Quality Municipal Fund, and look forward to serving your investment needs in the many years to come. A discussion with your Portfolio Manager and the Fund's portfolio of investments follow this letter. The Fund's investment results appear on page 4.

By order of the Board of Directors,


/s/ William C. Morris
---------------------
William C. Morris
Chairman


                                                              /s/Thomas G. Moles
                                                              ------------------
                                                                 Thomas G. Moles
                                                                       President

February 27, 1998

[PHOTO]
Seligman Municipals Team: (from left) Audrey Kuchtyak, Theresa Barion, Debra McGuinness, (seated) Eileen Comerford, Thomas G. Moles (Portfolio Manager)


INTERVIEW WITH YOUR PORTFOLIO MANAGER

WHICH ECONOMIC AND MARKET FACTORS INFLUENCED SELIGMAN QUALITY MUNICIPAL FUND'S INVESTMENT RESULTS DURING ITS FIRST FISCAL QUARTER?

   "The stronger-than-expected increase in the Gross Domestic Product in the fourth quarter of 1997 was largely discounted by the municipal market, particularly due to extremely favorable inflation data. For the calendar year, the Consumer Price Index rose only 1.7%, the lowest increase seen in over a decade. This favorable economic news prompted long-term municipal yields to continue their downward trend for the three months ended January 31, 1998, contributing to the Fund's positive investment results in its first fiscal quarter.

   "Further, at the beginning of the Fund's second fiscal quarter, the Federal Reserve Board voted to leave monetary policy unchanged once again. While the Fed remains concerned about the economy's robust pace, uncertainty as to the impact of the Asian financial crisis on our economy has induced the Fed to adopt a neutral policy stance."

WHAT WAS YOUR INVESTMENT STRATEGY?

   "Throughout this period of declining interest rates, we have endeavored to strike a balance between positioning the Fund to participate in the municipal market rally and minimizing the impact of the market's lower yields on the Fund's dividend distributions. By maintaining Seligman Quality Municipal Fund's portfolio of long-term municipal bonds, the Fund was well positioned to benefit from the falling yields. In general, the prices of longer-term bonds are more sensitive to changes in interest rates and will appreciate more than shorter-term bonds when yields decline. However, in an effort to lessen the effect of lower yields on the Fund's dividend distributions, we did forgo some capital appreciation potential by retaining most of the Fund's higher coupon bonds. Usually, the higher the coupon of a bond, the less it will increase in price as yields decline. (The coupon is the interest rate the issuer pays as a percentage of the bond's face value.)

   "As Seligman Quality Municipal Fund's portfolio matures, older holdings have been approaching their optional call dates. (A callable bond is a bond which the issuer is permitted to redeem, prior to maturity, on specified dates and at predetermined prices.) Lower interest rates have increased the likelihood that municipal issuers will redeem outstanding higher-coupon bonds. In order to extend the duration of the Fund's attractive dividend, we have been selling shorter-call bonds and replacing them with longer-call bonds, locking in current yield levels before they decline further.

   "The Municipals Team continually seeks opportunities to improve the Fund's investment results. Through in-depth credit and market research, we are able to identify and profit from aberrations and inefficiencies in the municipal market."

WHAT IS THE OUTLOOK?

   "Looking forward, we anticipate a continuation of the positive economic and market trends that characterized 1997. We expect the improving financial condition of the nation's states and municipalities to result in additional credit rating upgrades in the months ahead. The stable low-inflation environment should keep municipal yields trading in a narrow range in 1998, and prevent a significant imbalance in supply and demand from occurring.

   "Overall, municipal securities continue to offer a significant yield advantage relative to the after-tax returns of other fixed-income investments. We are therefore confident that Seligman Quality Municipal Fund will continue to play an important role in helping investors seek to meet their long-term financial goals."

INVESTMENT RESULTS PER COMMONSHARE

TOTAL RETURNS*

FOR PERIODS ENDED JANUARY 31, 1998

                                                         Average Annual
                                               ---------------------------------
                                                                          Since
                                 Three          One          Five      Inception
                                Months**       Year          Years     11/29/91
                                -------       ------         -----     --------
         Market Price            8.02%         18.24%        9.60%        8.43%
         Net Asset Value         3.69          11.83         8.91         9.25


PRICE PER SHARE

                               January 31,     October 31,
                                  1998            1997
                              ------------    ------------
         Market Price          $15.6875         $15.00
         Net Asset Value        15.41            15.35

DIVIDEND AND CAPITAL GAIN INFORMATION
FOR THE THREE MONTHS ENDED JANUARY 31, 1998

                                                       Capital Gain
                                             ----------------------------------
                        Dividends Paid+       Paid       Realized    Unrealized
                       --------------        -------     --------    ----------
                           $0.2314           $0.269         --         $1.959++


ANNUAL DISTRIBUTION RATE

The annual distribution rate based on current market price at January 31, 1998, was 5.78%, which is equivalent to a taxable yield of 8.70% based on the maximum federal tax rate of 39.6%.

--------------------------------------------------------------------------------

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

  *These rates of return reflect changes in market price or net asset value, as applicable, and assume that all distributions within the period are invested in additional shares.

 **Returns for periods of less than one year are not annualized.

 + Preferred Stockholders were paid dividends at annual rates ranging from 3.40% to 5.15%. Earnings on the Fund's assets in excess of the preferred dividend requirements constituted dividend income for Common Stockholders. A portion of dividends paid to Common Stockholders is taxable as ordinary income.

 ++Represents the per share amount of net unrealized appreciation of portfolio securities as of January 31, 1998.

PORTFOLIO OF INVESTMENTS (unaudited)                                       January 31, 1998

                          FACE                                                                 RATINGS
         STATE           AMOUNT                   MUNICIPAL BONDS                            MOODY'S/S&P    MARKET VALUE
ALASKA-- 2.4%           $ 930,000   Alaska Housing Finance Corporation (Collateralized
                                     Mortgage Obligation), 7.05% due 6/1/2025 ............     Aaa/AAA      $   994,151

                        1,490,000   Alaska Housing Finance Corporation (Collateralized
                                     Veterans' Mortgage Program), 6 1/2% due 6/1/2034 ....     Aaa/AAA        1,571,846

CALIFORNIA-- 13.2%      5,000,000   San Francisco City and County Airport Commission
                                     International Airport Rev., 5.80% due 5/1/2021* .....     Aaa/AAA        5,293,000

                        2,750,000   San Joaquin Hills Transportation Corridor Agency Rev.
                                     (Senior Lien Toll Road), 6 3/4% due 1/1/2032 ........     Aaa/NR         3,125,870

                        5,000,000   University of California Regents Rev. (Multiple
                                     Purpose Project), 6 3/8% due 9/1/2024 ...............     Aaa/AAA        5,589,700

GEORGIA-- 3.0%          3,000,000   Atlanta Airport Facilities Rev., 6 1/4% due 1/1/2021 .    *Aaa/AAA        3,210,060

HAWAII-- 1.8%           1,750,000   Hawaii State Airports System Rev., 7% due 7/1/2020 ...    *Aaa/AAA        1,915,445

ILLINOIS-- 3.2%         3,000,000   Regional Transportation Authority GOs,
                                     6.70% due 11/1/2011 .................................    Aaa/AAA         3,333,360

KANSAS-- 3.1%           3,000,000   Burlington Pollution Control Rev. (Kansas Gas and
                                     Electric Company Project), 7% due 6/1/2031 ..........    Aaa/AAA         3,283,380

LOUISIANA-- 3.2%          970,000   Louisiana Public Facilities Authority Hospital Rev.
                                     (Southern Baptist Hospitals Inc. Project),
                                     8% due 5/15/2012 ....................................    NR/AAA          1,197,445

                        2,000,000   Louisiana Public Facilities Authority Hospital Rev.
                                     (Our Lady of Lourdes Regional Medical Center
                                     Project), 6.45% due 2/1/2022 ........................    Aaa/AAA         2,210,680

MASSACHUSETTS-- 7.2%    4,000,000   Massachusetts Health & Educational Facilities
                                     Authority Rev. (New England Medical Center),
                                     6 5/8% due 7/1/2025 .................................    Aaa/AAA         4,406,160

                        3,000,000   Massachusetts Housing Finance Agency Rev.
                                     (Residential Development), 6 7/8% due 11/15/2021 ....    Aaa/AAA         3,238,890

MONTANA-- 5.5%          2,220,000   Forsyth Pollution Control Rev. (Puget Sound
                                     Power & Light Co.), 7 1/4% due 8/1/2021* ............    Aaa/AAA         2,451,524

                        1,620,000   Montana State Board of Investments Payroll Tax
                                     Rev. (Workers' Compensation Program),
                                     6 7/8% due 6/1/2020 .................................    Aaa/AAA         1,848,550

                          845,000   Montana State Board of Investments Payroll Tax
                                     Rev. (Workers' Compensation Program),
                                     6 7/8% due 6/1/2020 .................................    Aaa/AAA           943,510

                          535,000   Montana State Board of Investments Payroll Tax
                                     Rev. (Workers' Compensation Program),
                                     6 7/8% due 6/1/2020 .................................    Aaa/AAA           610,478

                                                                            5

PORTFOLIO OF INVESTMENTS (unaudited)                                       January 31, 1998

                          FACE                                                                 RATINGS
         STATE           AMOUNT                   MUNICIPAL BONDS                            MOODY'S/S&P    MARKET VALUE
NEW YORK-- 18.8%          $3,000,000   Metropolitan Transportation Authority Rev.
                                        (Commuter Facilities), 6.10% due 7/1/2026 ........    Aaa/AAA       $  3,320,850

                           2,000,000   Metropolitan Transportation Authority Rev.,
                                        (Transit Facilities), 6.10% due 7/1/2026 .........    Aaa/AAA          2,213,900

                           5,000,000   New York City GOs, 6 1/4% due 4/15/2027 ...........    Baa1/BBB+        5,433,950

                           5,125,000   New York State Thruway Authority Rev.,
                                        6% due 1/1/2025 ..................................    Aaa/AAA          5,576,051

                           3,000,000   New York State Local Government Assistance
                                        Corporation, 7% due 4/1/2021 .....................    Aaa/AAA          3,320,970

PENNSYLVANIA-- 9.8%        2,500,000   Allegheny County Airport Rev. (Greater Pittsburgh
                                        International Airport), 6.80% due 1/1/2010* ......    Aaa/AAA          2,734,075

                           2,000,000   Allegheny County Airport Rev. (Greater Pittsburgh
                                        International Airport), 6 5/8% due 1/1/2022* .....    Aaa/AAA          2,190,720

                           5,000,000   Philadelphia Airport Rev., 6.10% due 6/15/2025* ...    Aaa/AAA          5,434,050

SOUTH CAROLINA-- 8.7%      4,000,000   South Carolina Public Service Authority Rev. (Santee
                                        Cooper), 6.10% due 7/1/2027 ......................    Aaa/AAA          4,343,840

                           4,500,000   South Carolina State Ports Authority Rev., 6 3/4% due
                                        7/1/2021* ........................................    Aaa/AAA          4,890,195

TEXAS-- 1.8%               1,730,000   Texas State Veterans' Housing Assistance GOs,
                                        6.80% due 12/1/2023* .............................    Aa2/AA           1,864,213

VIRGINIA-- 3.6%            3,500,000   Virginia Housing Development Authority (Multi-
                                        Family Housing), 7% due 11/1/2012 ................    Aa1/AA+          3,754,625

WASHINGTON-- 7.1%            860,000   Douglas County Public Utilities District #1
                                        Hydroelectric Rev., 7.80% due 9/1/2018* ..........    A/A+               940,290

                           5,000,000   King County Sewer GOs, 6 1/8% due 1/1/2033 ........    Aaa/AAA          5,465,900

                           1,000,000   Municipality of Metropolitan Seattle Sewer Rev.,
                                        6.60% due 1/1/2032 ...............................    Aaa/AAA          1,089,330

WISCONSIN-- 4.0%           4,000,000   Wisconsin Housing & Economic Development
                                        Authority Housing Rev., 6.85% due 11/1/2012 ......    Aaa/AAA          4,243,760
                                                                                                            ------------
TOTAL MUNICIPAL BONDS (Cost $92,863,574)-- 96.4% ....................................................        102,040,768
SHORT-TERM HOLDINGS (Cost $2,700,000)-- 2.6% ........................................................          2,700,000
OTHER ASSETS LESS LIABILITIES-- 1.0% ................................................................          1,048,424
                                                                                                            ------------
NET INVESTMENT ASSETS-- 100.0% ......................................................................       $105,789,192
                                                                                                            ============

------------
* Interest income earned from this security is subject to the federal alternative minimum tax.

Note: Investments in municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.



6